UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On March 13, 2007, Encore Acquisition Company filed a Current Report on From 8-K (the “Initial Report”) to report, among other things, the closing of its purchase of certain oil and natural gas properties and related assets in the Big Horn Basin of Wyoming and Montana (the “Big Horn Basin Assets”) from Clear Fork Pipeline Company, Howell Petroleum Corporation and Kerr-McGee Oil & Gas Onshore LP. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the audited financial statements and unaudited pro forma financial statements of the Big Horn Basin Assets required by Item 9.01. No other amendments to the Initial Report are being made by the Amendment.
Item 9.01   Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Assets for the years ended December 31, 2006, 2005, and 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated by reference.

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Assets for the years ended December 31, 2006, 2005, and 2004, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated by reference.

Unaudited Statements of Revenues and Direct Operating Expenses of the Big Horn Basin Assets (consisting of the Anadarko Elk Basin Assets and the Anadarko Gooseberry Assets) for the three months ended March 31, 2007 and 2006, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Financial Statements as of December 31, 2006 and for the year then ended, a copy of which is attached as Exhibit 99.4 to this Current Report on Form 8-K/A and is incorporated by reference.

(d)	Exhibits
23.1	Consent of KPMG LLP.

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Assets for the years ended December 31, 2006, 2005, and 2004.

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Assets for the years ended December 31, 2006, 2005, and 2004.

99.3	Unaudited Statements of Revenues and Direct Operating Expenses of the Big Horn Basin Assets (consisting of the Anadarko Elk Basin Assets and the Anadarko Gooseberry Assets) for the three months ended March 31, 2007 and 2006.

99.4	Unaudited Pro Forma Financial Statements as of December 31, 2006 and for the year then ended and for the three months ended March 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: May 23, 2007	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Elk Basin Assets for the years ended December 31, 2006, 2005, and 2004.

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Gooseberry Assets for the years ended December 31, 2006, 2005, and 2004.

99.3
Unaudited Statements of Revenues and Direct Operating Expenses of the Big Horn Basin Assets (consisting of the Anadarko Elk Basin Assets and the Anadarko Gooseberry Assets) for the three months ended March 31, 2007 and 2006.

99.4	Unaudited Pro Forma Financial Statements as of December 31, 2006 and for the year then ended and for the three months ended March 31, 2007.